UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2016

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2016, the Company and the Company's domestic wholly owned subsidiaries, which are providing the related guarantees, entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch Pierce, Fenner & Smith Incorporated, as representative of the underwriters, in connection with the offer and sale of the $500 million in aggregate principal amount 5.50% Senior Subordinated Notes due 2026. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference. The representations, warranties, covenants and opinions (collectively, "representations") set forth in the Underwriting Agreement have been made only for purposes of, were and are solely for the benefit of the parties to that agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations were made only as of the date of the applicable agreement or such other date as is specified in such agreement. Moreover, information concerning the subject matter of the representations may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Underwriting Agreement is included with this filing only to provide investors with information regarding the terms of that agreement, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses, and the investors should not rely on those representations nor will we update those representations.

Item 9.01 Financial Statements and Exhibits.

1.1 Underwriting Agreement dated as of May 11, 2016 among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

May 12, 2016	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Underwriting Agreement dated as of May 11, 2016 among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.